KAYNE ANDERSON

ENERGY INFRASTRUCTURE FUND, INC. (KYN)

# QUARTERLY REPORT

August 31, 2025

KAYNE ANDERSON

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy infrastructure company industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Company could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Company’s concentration of investments in energy infrastructure companies subjects it to the risks of midstream, renewable infrastructure and utility entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

September 16, 2025

Dear Fellow Stockholders,

We are pleased to provide an update on KYN’s performance, portfolio positioning, and our perspective on the market landscape. This update reiterates many of the topics discussed in recent quarterly letters and examines some current trends in the midstream sector. KYN’s performance over the last twelve months has been strong, and we continue to have conviction in the long-term outlook for KYN’s portfolio. That said, the macro outlook remains uncertain and KYN’s near-term posture is defensive — we believe this is the appropriate way to position the Company’s portfolio and balance sheet at this time.

Several competing factors (including trade policy, monetary policy, geopolitical conflicts and OPEC+ supply management) are influencing the global economic outlook and impacting day-to-day stock price moves. Within the midstream sector, we see a divergence in the investment case for companies with natural gas value chains relative to their liquids-focused counterparts. We outline our thoughts on the factors contributing to this bifurcation in this quarter’s letter and articulate our views on the merits of each subsector’s investment case.

KYN’s fiscal Q3 overview:

•   Net Asset Return for the quarter was 2.1%;(1)

•   Net Asset Return for the last twelve months was 19.2%;(1)

•   Performance for both periods was approximately in-line with the Alerian Midstream Energy Index (AMNA);(2),(3)

•   KYN was one of the best performing midstream funds over the last twelve months;(4) and,

•   Maintained conservative leverage levels with ample downside cushion.(5)

Portfolio Positioning

As of August 31, 2025, approximately 94% of KYN’s portfolio was allocated to midstream companies, 3% to power infrastructure, and 3% to other investments. At quarter end, our top ten holdings represented approximately 79% of total investments.

The Company’s primary exposure is a balanced mix of (i) core MLPs given their attractive valuations, diversified businesses and strong free cash flow generation and (ii) natural gas-focused C-Corps given their strong growth prospects and defensive business attributes. We continue to favor large-cap, liquid equities with strong balance sheets. Importantly, we do not believe we are sacrificing the portfolio’s return potential by prioritizing these higher quality names.

Over the past year, we have steadily increased KYN’s exposure to natural gas-focused infrastructure and other contracted, volume-driven businesses, while trimming positions that are perceived to have more exposure to drilling activity and crude oil production trends (we often refer to these types of midstream companies as “liquids-focused”). These actions reflect (i) our desire to increase KYN’s exposure to natural gas demand growth (which we consider to be a multi-decade trend) and (ii) our defensive mindset; they are intended to preserve flexibility so that we can take advantage of attractive opportunities as they arise.

____________

Note: relevant footnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

Market Backdrop and Performance

It was another strong quarter for U.S. equity markets, as momentum carried forward from April lows. The S&P 500 rose 10% and is now up 8% for the fiscal year as investors discounted tariff concerns and heightened geopolitical risks. Corporate earnings continue to be exceptional, with companies in the S&P 500 reporting 12% year-over-year earnings growth in their most recent quarterly updates.

Importantly, the Federal Reserve’s policy stance appears to have shifted, with Chairman Powell signaling that rate cuts could resume as soon as this fall on concerns about the employment outlook. Investor enthusiasm in artificial intelligence and crypto continues to fuel optimism, even as uncertainty persists around Fed independence, trade policy, and the state of the global economy. Resilience in earnings growth and the prospect of interest rate cuts has kept the market’s upward momentum intact.

Within energy infrastructure, midstream equities were up modestly during fiscal Q3 and trailed broader energy and the S&P 500. There was a wide dispersion in performance this quarter with no clear subsector leadership in the midstream sector. While midstream has underperformed on a fiscal year-to-date basis, it has generated a total return of 20% over the last 12 months, outperforming broader energy and the S&P 500.(3)

Utilities also underperformed the broader equity markets during fiscal Q3. Performance was mixed across this sector as regulatory jurisdictions and power demand growth drove dispersion. The case for increasing load growth, however, remains very strong and we continue to be bullish on the outlook for KYN’s power-related investments.

	Equity Market Indices			Energy Indices			KYN(1)
	S&P 500	DJIA	NASDAQ	AMNA(3)	XLU(8)	XLE(9)
Fiscal Q3(6)	9.6%	8.2%	12.4%	2.2%	3.6%	11.8%	2.1%
Fiscal YTD(7)	8.1%	2.7%	12.2%	(1.6)%	4.0%	(3.1)%	(2.7)%
Last Twelve Months	15.9%	11.4%	22.0%	19.6%	13.8%	2.3%	19.2%

The Bifurcated Investment Case within Energy Infrastructure

Energy Infrastructure is a Broad Investment Universe

Energy Infrastructure companies are involved in a wide range of business activities in diversified markets across North America. While there are several common traits — like contracted cash flows, limited direct commodity exposure, and attractive dividend yields — the fundamental drivers of these businesses can be very different depending on the company.

Within the midstream sector, there has been a growing divergence over the last year in the investment case for natural gas-focused companies relative to their liquids-focused counterparts. Put simply, natural gas-focused companies are increasingly viewed as growth-oriented investments while liquids-focused companies are increasingly considered to be value-oriented investments. Structural natural gas demand growth from LNG exports and A.I./data centers, relative to a weaker backdrop for crude oil prices, has contributed to this bifurcation.

____________

Note: relevant footnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

Natural Gas-Focused Companies Offer Durable Growth

Midstream natural gas companies are actively commercializing new projects to capitalize on expected demand growth. There have been many project announcements over the past year, and we expect this trend to continue. In aggregate, the midstream sector has sanctioned ~$40 billion of natural gas projects that are expected to come online by 2030. This compares to ~$4 billion of natural gas liquids (NGLs) projects being sanctioned over the same time period.(10)

The result of these growing project backlogs is a higher (and more durable) cash flow growth profile. On average, estimated annual growth in cash flow per share for natural gas-focused midstream companies is in the high-single digits over the next few years. We believe these growth prospects are very compelling given the contracted, lower-risk nature of these cash flows. Further, we believe this growth rate is achievable over a more extended period of time for many of KYN’s top holdings. This positive messaging came through loud and clear during the Q2 earnings season. Management teams shared a very confident view on their outlooks and appear to be on “offense” given such an exciting (and high quality) opportunity set.

Liquids-Focused Companies Offer Attractive Value

Our outlook for crude oil prices, and in turn, domestic drilling activity and oil-related production trends, remains cautious. As discussed in prior letters, OPEC+ is currently in the process of reversing its prior production cuts, adding supply into a market where seasonal strength has temporarily masked weaker underlying fundamentals. While inventories outside of China had been low, providing some near-term support, that effect is expected to fade in the coming months as OPEC+ volumes increase and global balances swing into surplus (i.e., supply exceeding demand). There is potential for crude oil prices to weaken further if estimates for inventory builds prove to be accurate, and upside risk from supply disruptions does not play out.

In response to the weaker fundamental backdrop and decline in crude prices, domestic Exploration and Production companies (E&Ps) have reduced drilling activity. These activity reductions have been relatively minor so far, but it does result in a lower growth rate in domestic production, which translates into slower throughput growth for midstream companies that are exposed to crude oil, associated gas and NGL volumes. Importantly, activity reductions are typically most impactful for midstream businesses with assets located in second tier areas — in our opinion, most large midstream companies are well positioned for this type of environment.

Notwithstanding this uncertain backdrop, we believe liquids-focused midstream companies offer a compelling value proposition. The “liquids focused” label is a bit of a misnomer for many of these companies — they have asset footprints that are diversified across the full midstream value chain. Their cash flow profiles are durable, balance sheets remain strong, and free cash flow generation is poised to accelerate as capital spending tapers. Current return-of-capital yields average 7.3% (vs. 4.5% for their natural gas-focused counterparts), with potential for meaningful upside as companies increase dividends and share repurchases.(11) Further, liquids-focused midstream companies trade at roughly a 2.5x discount based on 2026 EBITDA (9.0x vs. 11.5x).(11) Through a combination of attractive valuations and selective positioning, we maintain strong conviction in the long-term return potential of the Company’s liquids-focused midstream investments. We believe this resilience holds even if commodity prices weaken further or industry activity slows.

For KYN, the unique investment propositions between the two subsectors provide a balance between growth and value in the overall portfolio.

____________

Note: relevant footnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

Utilities Continue to Signal Load Growth Upside

For the utilities space, the quarter was defined by accelerating load growth and a growing opportunity set. U.S. utilities are entering an unprecedented investment cycle driven by data centers, A.I., electrification, and manufacturing reshoring, with listed North American utilities planning to invest approximately $0.7 trillion in capital in 2025-2027, or nearly 40% more than the 2022-2024 time period.(12) This is pushing rate base and earnings estimates higher for the sector. At the same time, we continue to monitor financing risks, supply chain bottlenecks, workforce constraints, and permitting delays, as well as the potential for increased wholesale power and capacity prices. Increased M&A activity in the power sector continues to center around natural gas generation, with large independent power producers (“IPPs”) acquiring sizable portfolios in transactions that have generally been well received by investors. These deals reflect a combination of factors: willing sellers monetizing assets built during a more challenged period, strong buyer currency following recent equity re-ratings, a strategic desire to get “long” power in anticipation of tightening market conditions, and compelling “buy vs. build” economics as the cost of new construction continues to rise.

Outlook: Navigating an Uncertain Environment

As we enter the final quarter of fiscal 2025, our outlook for KYN remains constructive. The near-term backdrop is characterized by policy volatility and shifting macro narratives, yet the underlying fundamentals for energy infrastructure remain strong. Rising natural gas demand is creating a durable foundation for multi-year investment and throughput growth, while the power sector is embarking on a historic capital investment cycle to meet record load requirements. These themes may be tested by periods of volatility, but they are anchored by long-term structural demand growth that we believe will prove resilient.

We continue to expect the midstream sector to generate low-to-mid-teens total returns over a multi-year period, supported by mid-single-digit growth in dividends and cash flows.(13) KYN’s emphasis on balance-sheet strength, balanced portfolio allocations, and exposure to visible volume growth provides resilience in the near term and positions the Company to capitalize on structural tailwinds as they unfold. We remain focused on preserving flexibility, maintaining a conservative balance sheet, and positioning KYN to take advantage of opportunities as they arise. We appreciate your investment in KYN and your continued confidence in our strategy, and we encourage you to visit www.kaynefunds.com for additional commentary and insights.

Sincerely,

James C. Baker, Jr.
Chairman of the Board
President and Chief Executive Officer

For more information:
cef@kayneanderson.com // 877.657.3863

www.kaynefunds.com

____________

Note: relevant footnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

(1)	Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).
(2)	Relative performance commentary based on the difference between the Company’s Net Asset Return and the total return of the Alerian Midstream Energy Index (AMNA).
(3)	The benchmark for the midstream sector is the Alerian Midstream Energy Index (AMNA).
(4)

KYN was the third best performing actively managed fund focused on the midstream sector on a total return basis (out of a universe of 30 funds). Fund universe includes AMZA, CCCNX, CSHZX, EGLIX, EIPI, EIPIX, EMLP, EMO, GLEPX, GMLPX, HMSIX, IMLPX, KYN, MDST, MLPNX, MLPOX, MLPTX, MLPZX, MLXIX, NML, PRPZX, RMLPX, SAIEX, SMLPX, SRV, TMLPX, TORIX, TYG, VLPIX, and WEEI.

(5)

Downside cushion reflects the decrease in total asset value that could be sustained while maintaining compliance with leverage levels under the Investment Company Act of 1940, as amended, and KYN’s financial covenants.

(6)	Fiscal Q3 2025 (6/1/25 – 8/31/25).
(7)	Fiscal YTD (12/1/24 – 8/31/25).
(8)

The benchmark for the U.S. utility sector is the Utilities Select Sector SPDR Fund (XLU), which is an exchange — traded fund (“ETF”) linked to the Utilities Select Sector Index (IXU), a subset of the S&P 500.

(9)	The benchmark for the broad U.S. energy sector is the Energy Select Sector SPDR Fund (XLE), which is an ETF linked to the Energy Select Sector Index (IXE), a subset of the S&P 500.
(10)	Based on Wells Fargo Research.
(11)	Natural gas based on AM, DTM, KMI, TRP and WMB. Crude oil/liquids based on EPD, ET, OKE, MPLX, PAA, TRGP and WES. Total return of capital yields based on the group average.
(12)	Reflects Bloomberg consensus estimates for 35 North American electric-focused utilities.
(13)

Actual events and conditions may differ materially from the assumptions used to establish this return estimate (“target returns”). Target returns are neither a guarantee nor a prediction or projection of future performance and there can be no assurance that the target returns will be achieved. Target returns for individual investments may be either greater or less than the target return. A broad range of risks could cause KYN to fail to meet its investment objectives and/or these target returns. The target returns for midstream equities set forth herein should not be viewed as an indicator of likely performance returns to investors. While subject to numerous assumptions, the primary considerations incorporated into these target returns are estimated dividend yields of 4% to 6%, estimated annual growth in dividends and cash flows of 5% to 7%, and estimated annual “excess” free cash flow of 0% to 3%. After incorporating the impacts of fees, expenses and leverage, Kayne Anderson views KYN as having the potential to generate similar annual returns on a net basis for investors. There is no guarantee that the facts on which such assumptions are based will materialize as anticipated.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. We intend to achieve our investment objective by investing at least 80% of our total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary of Key Terms for the meaning of capitalized terms not otherwise defined herein.

As of August 31, 2025, we had total assets of $3.2 billion, net assets applicable to our common stockholders of $2.3 billion (net asset value of $13.82 per share) and 169.1 million shares of common stock outstanding.

Our Top Ten Portfolio Investments(1)

Listed below are our top ten portfolio investments by issuer as of August 31, 2025.

Holding		Category	Amount ($ in millions)	Percent of Long-Term Investments
1.	The Williams Companies, Inc.	Midstream Energy Company	$344.0	10.7%
2.	Enterprise Products Partners L.P.	Midstream Energy Company	327.1	10.1
3.	Energy Transfer LP	Midstream Energy Company	323.8	10.0
4.	MPLX LP	Midstream Energy Company	292.4	9.1
5.	Cheniere Energy, Inc.	Midstream Energy Company	277.2	8.6
6.	Kinder Morgan, Inc.	Midstream Energy Company	244.4	7.6
7.	TC Energy Corporation	Midstream Energy Company	211.3	6.6
8.	ONEOK, Inc.	Midstream Energy Company	201.5	6.3
9.	Enbridge Inc.	Midstream Energy Company	175.6	5.4
10.	Targa Resources Corp.	Midstream Energy Company	130.7	4.1
			$2,528.0	$78.5%

____________

(1)        Includes ownership of equity and debt investments.

Results of Operations — For the Three Months Ended August 31, 2025

Investment Income.    Investment income totaled $23.9 million for the quarter. We received $39.9 million of dividends and distributions. We estimated that $16.1 million of the dividends and distributions received were return of capital distributions and/or distributions in excess of cost basis. Return of capital and distributions in excess of cost basis were decreased by $1.6 million (net) during the quarter due to 2024 tax reporting information that we received in fiscal 2025. Interest income was $0.1 million.

Operating Expenses.    Operating expenses totaled $18.8 million, including $10.6 million of investment management fees (net of fee waivers), $5.6 million of interest expense, $1.6 million of preferred stock distributions and $1.0 million of other operating expenses.

Net Investment Income.    Our net investment income was $4.9 million and included a current tax expense of $0.4 million and a deferred tax benefit of $0.2 million.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Realized Gains.    We had net realized gains of $42.4 million, consisting of realized gains from long term investments of $57.8 million, a current tax expense of $13.1 million and a deferred tax expense of $2.3 million.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $1.0 million. The net change consisted of a $5.1 million decrease in unrealized gains on investments and a deferred tax benefit of $4.1 million.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $46.3 million.

Distributions to Common Stockholders

The Company declares distributions on a monthly basis. During the three months ended August 31, 2025, the Company paid a monthly distribution of $0.08 per common share on each of the following dates: June 30, 2025, July 31, 2025 and August 29, 2025. Payment of future distributions is subject to the approval of the Company’s Board of Directors, as well as meeting the covenants on the Company’s debt agreements and the terms of its preferred stock.

The Board of Directors considers several items in setting our distributions to common stockholders including net distributable income (as defined below), realized and unrealized gains and expected returns for portfolio investments.

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the Reconciliation of NDI to GAAP section for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2025
Distributions and Other Income from Investments
Dividends and Distributions	$39.9
Interest income	0.1
Total Distributions and Other Income from Investments	$40.0
Expenses
Net Investment Management Fee	(10.6)
Other Expenses	(1.0)
Interest Expense	(5.6)
Preferred Stock Distributions	(1.6)
Income Tax Expense, net	(0.2)
Net Distributable Income (NDI)	$21.0
Weighted Shares Outstanding	169.1
NDI per Weighted Share Outstanding	$0.124

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•   A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•   GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•   We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Liquidity and Capital Resources

At August 31, 2025, we had total leverage outstanding of $554 million, which represented 17% of total assets. Under normal market conditions, our policy is to utilize leverage in an amount that represents 20% to 25% of total assets. Currently, we intend to operate with leverage below the lower end of this range, maintaining total leverage in a range of approximately 17.5% to 20% of total assets. Total leverage was comprised of $50 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”), $350 million of senior unsecured notes (“Notes”) and $154 million of mandatory redeemable preferred stock (“MRP Shares”).

As of August 31, 2025, we had $9 million of short term investments in money market funds. As of October 17, 2025, we had $4 million of borrowings outstanding under our Credit Facility and we had $1 million of short term investments in money market funds.

Our Credit Facility has a total commitment of $175 million and matures on February 19, 2026. The interest rate on borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

As of August 31, 2025, we had $350 million of Notes outstanding that mature between 2026 and 2036 and we had $154 million of MRP Shares outstanding that are subject to mandatory redemption between 2026 and 2032.

On October 1, 2025, we redeemed all $50 million of our Series PP floating-rate Notes at par, plus accrued interest through the redemption date. On October 15, 2025, we issued $100 million of privately placed Notes. The Notes issuance was comprised of two series: (1) $60 million of Series AAA Notes with a 4.43% fixed rate due on October 16, 2028 and (2) $40 million of Series BBB Notes with a 4.60% fixed rate due on October 15, 2030. Following these transactions, the Company’s next Notes maturity is in fiscal 2028.

At August 31, 2025, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 723% for debt and 522% for total leverage (debt plus preferred stock). We target asset coverage ratios that give us the ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our leverage (we refer to this as our “downside cushion”). At this time, we target asset coverage ratios that provide approximately 55% to 60% of downside cushion relative to our financial covenants. Our leverage targets are dependent on market conditions as well as certain other factors and may vary from time to time.

As of August 31, 2025, our total leverage consisted of 82% of fixed rate obligations and 18% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 5.04%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2025
(amounts in 000’s)
(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 137.9%
Equity Investments(1) — 137.5%
Midstream Energy Company(2) — 129.5%
Antero Midstream Corporation	2,646	$47,079
Archrock, Inc.	469	11,607
Cheniere Energy, Inc.	1,147	277,247
DT Midstream, Inc.	577	60,119
Enbridge Inc.(3)	3,604	174,226
Energy Transfer LP	18,271	323,762
Enterprise Products Partners L.P.	10,176	327,068
Excelerate Energy, Inc.	705	17,219
Hess Midstream LP	1,171	48,254
Ironwood Midstream Energy Partners III LLC — Series A Units(4)(5)(6)(7)	5	453
Ironwood Midstream Energy Partners III LLC — Series B Units(4)(5)(6)(7)	216	20,025
Kinder Morgan, Inc.	9,058	244,379
MPLX LP	5,748	292,421
ONEOK, Inc.	2,638	201,512
Pembina Pipeline Corporation(3)	1,394	52,656
Plains All American Pipeline, L.P.	4,746	85,433
Plains All American Pipeline, L.P. — Series B Preferred Units(8)	5,000	5,001
Sentinel Midstream Highline JV Holdings LLC(4)(5)(9)(10)	1,500	44,250
Targa Resources Corp.	779	130,718
TC Energy Corporation(3)	4,011	208,822
The Williams Companies, Inc.	5,944	344,021
Western Midstream Partners, LP	2,839	111,305
		3,027,577
Power Infrastructure Company(2) — 3.8%
Entergy Corporation	399	35,157
Sempra Energy	657	54,201
		89,358
Other — 3.1%
Air Products and Chemicals, Inc.	112	32,931
Linde plc(3)	80	38,430
		71,361
Energy and Power Services Company(2) — 1.1%
Quanta Services, Inc.	68	25,684
Total Equity Investments (Cost — $2,310,441)		3,213,980

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2025
(amounts in 000’s)
(UNAUDITED)

Description	Interest Rate		Maturity Date	Principal Amount	Value
Debt Investments — 0.4%
Midstream Energy Company(2) — 0.4%
Enbridge Inc.(3)	8.50%		1/15/2084	$1,192	$1,349
South Bow Corporation(3)	7.50		3/1/2055	5,000	5,224
TC Energy Corporation(3)	6.68	(11)	5/15/2067	2,750	2,525
Total Debt Investments (Cost — $8,896)					9,098
Total Long-Term Investments (Cost — $2,319,337)					3,223,078

	No. of Shares/Units
Short-Term Investment — Money Market Fund — 0.4%
First American Money Market Fund Treasury Obligations Fund — Class X Shares, 4.20%(12) (Cost — $8,908)	8,908	8,908
Total Investments — 138.3% (Cost — $2,328,245)		3,231,986

Debt		(400,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(153,603)
Current Income Tax Liability, net		(21,520)
Deferred Income Tax Liability, net		(295,018)
Other Liabilities in Excess of Other Assets		(24,350)
Net Assets Applicable to Common Stockholders		$2,337,495

____________

(1)     Unless otherwise noted, equity investments are common units/common shares.

(2)     Refer to Glossary of Key Terms for definitions of Midstream Energy Company, Power Infrastructure Company and Energy and Power Services Company.

(3)     Foreign security.

(4)     Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(5)     The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2025, the aggregate value of restricted securities held by the Company was $64,728 (2.0% of total assets). All restricted securities held by the Company are classified as Level 3 securities. See Note 7 — Restricted Securities.

(6)     Ironwood Midstream Energy Partners III LLC (“IMEP III”) is a privately-held company organized to acquire, build, own, and operate midstream assets. The Company holds Series A voting units (“IMEP III Series A Units”) and Series B non-voting units (“IMEP III Series B Units”). The IMEP III Series A Units and Series B Units rank pari passu with respect to priority of distributions and liquidation preference and are senior to all other classes of equity. The Company’s ownership of IMEP III Series A Units represents 49% of the voting interests in IMEP III. Under the Investment Company Act of 1940,

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2025
(amounts in 000’s)
(UNAUDITED)

a company is generally presumed to “control” a portfolio company if it, together with affiliates, owns 25% or more of the portfolio company’s outstanding voting securities. Accordingly, IMEP III is deemed to be a control affiliate of the Company. See Note 3 — Fair Value and Note 5 — Agreements and Affiliations.

(7)     Security is non-income producing.

(8)     Plains All American Pipeline, L.P. Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units have a liquidation preference of $1,000 per unit and pay a quarterly distribution at a rate equal to three-month secured overnight financing rate (“SOFR”) plus a spread of 4.37%. As of August 31, 2025, the distribution rate was 8.58%.

(9)     The Company believes that it is an affiliate of Sentinel Midstream Highline JV Holdings LLC (“Sentinel Midstream”). See Note 5 — Agreements and Affiliations.

(10)   Sentinel Midstream is a privately-held company that operates energy infrastructure assets near the Texas and Louisiana Gulf Coast which are referred to as Enercoast Energy Infrastructure (“EEI”). The Company is the owner of Series A-2 units which represent a membership interest in Sentinel Midstream (“Sentinel-EEI Series A-2 Units”). The Sentinel-EEI Series A-2 Units are pari passu with Series A-1 and Series A-3 Units, and are senior to other classes of common equity in terms of liquidation preference and priority of distributions. See Note 3 — Fair Value.

(11)   Floating interest rate equal to three-month SOFR plus 2.47%. The rate indicated is as of August 31, 2025.

(12)   The rate indicated is the yield as of August 31, 2025.

As of August 31, 2025, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	85.0%
Canada	13.8%
Europe/U.K.	1.2%

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2025
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated investments (Cost — $2,269,431)	$3,158,350
Affiliated investments (Cost — $27,764)	44,250
Control-affiliated investments (Cost — $22,142)	20,478
Short-term investments (Cost — $8,908)	8,908
Dividends, distributions and other income receivable (Cost — $2,074)	2,083
Deferred credit facility offering costs and other assets	622
Total Assets	3,234,691

LIABILITIES
Payable for securities purchased	15,240
Investment management fee payable, net	10,623
Accrued directors’ fees	262
Accrued expenses and other liabilities	4,416
Current income tax liability	21,520
Deferred income tax liability, net	295,018
Credit facility	50,000
Notes	350,000
Unamortized notes issuance costs	(2,383)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (6,144,117 shares issued and outstanding)	153,603
Unamortized mandatory redeemable preferred stock issuance costs	(1,103)
Total Liabilities	897,196
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,337,495
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (169,126,038 shares issued and outstanding, 193,855,883 shares authorized)	$169
Paid-in capital	2,582,753
Total distributable earnings (loss)	(245,427)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,337,495
NET ASSET VALUE PER COMMON SHARE	$13.82

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three Months Ended August 31, 2025	For the Nine Months Ended August 31, 2025
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$38,879	$117,637
Affiliated investments	935	3,488
Money market mutual funds	52	277
Total dividends and distributions (after foreign taxes withheld of $785 and $2,274, respectively)	39,866	121,402
Return of capital	(15,271)	(50,482)
Distributions in excess of cost basis	(813)	(2,097)
Net dividends and distributions	23,782	68,823
Interest income
Non-affiliated investments	143	451
Total Investment Income	23,925	69,274

Expenses
Investment management fees	11,062	34,425
Directors’ fees	269	881
Professional fees	220	716
Administration fees	147	440
Insurance	78	233
Reports to stockholders	62	205
Custodian fees	38	118
Stock exchange listing fees	43	134
Other expenses	84	277
Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	12,003	37,429
Investment management fee waiver	(439)	(1,442)
Interest expense including amortization of offering costs	5,597	18,041
Distributions on mandatory redeemable preferred stock including amortization of offering costs	1,624	4,868
Total Expenses — before taxes	18,785	58,896
Net Investment Income — Before Taxes	5,140	10,378
Current income tax expense	(441)	(290)
Deferred income tax benefit	217	111
Net Investment Income	4,916	10,199

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	36,844	62,988
Investments — affiliated	20,974	20,974
Foreign currency transactions	(9)	18
Securities sold short	—	674
Current income tax expense	(13,061)	(35,493)
Deferred income tax (expense) benefit	(2,298)	13,538
Net Realized Gains (Losses)	42,450	62,699

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	14,497	(205,093)
Investments — affiliated	(17,963)	(2,677)
Investments — control-affiliated	(1,661)	(1,664)
Foreign currency translations	(12)	(1)
Deferred income tax benefit	4,120	54,316
Net Change in Unrealized Gains (Losses)	(1,019)	(155,119)
Net Realized and Unrealized Gains (Losses)	41,431	(92,420)
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$46,347	$(82,221)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2025 (Unaudited)		For the Fiscal Year Ended November 30, 2024
OPERATIONS
Net investment income, net of tax(1)	$10,199		$12,816
Net realized gains, net of tax	62,699		154,137
Net change in unrealized gains (losses), net of tax	(155,119)		762,720
Net Increase (Decrease) in Net Assets Resulting from Operations	(82,221)		929,673
DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(95,032	)(2)	(165,744)
Distributions — return of capital	(26,739	)(2)	—
Dividends and Distributions to Common Stockholders	(121,771)		(165,744)
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(203,992)		763,929
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,541,487		1,777,558
End of period	$2,337,495		$2,541,487

____________

(1)     Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(2)     The characterization of the distributions paid to common stockholders for the nine months ended August 31, 2025, as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits and may differ from this preliminary estimate.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2025
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(82,221)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	50,482
Distributions in excess of cost basis	2,097
Net realized gains (excluding foreign currency transactions)	(83,962)
Net realized gains on securities sold short	(674)
Net change in unrealized gains and losses (excluding foreign currency translations)	209,434
Purchase of long-term investments	(557,232)
Proceeds from sale of long-term investments	689,142
Proceeds from securities sold short	25,071
Purchase of securities to cover securities sold short	(24,398)
Proceeds from sale of short-term investments, net	3,772
Amortization of deferred debt offering costs	849
Amortization of mandatory redeemable preferred stock offering costs	248
Decrease in receivable for securities sold	2,753
Decrease in dividends, distributions and other income receivable	578
Decrease in other assets	162
Increase in payable for securities purchased	15,240
Decrease in investment management fee payable	(36)
Decrease in accrued directors’ fees	(36)
Decrease in accrued expenses and other liabilities	(4,291)
Increase in current income tax liability	21,087
Decrease in deferred income tax liability	(67,965)
Net Cash Provided by Operating Activities	200,100
CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(18,000)
Costs associated with credit facility	(675)
Redemption of notes	(59,654)
Cash distributions paid to common stockholders	(121,771)
Net Cash Used in Financing Activities	(200,100)
NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	—
CASH — END OF PERIOD	$—

____________

Supplemental disclosure of cash flow information:

During the nine months ended August 31, 2025, interest paid related to debt obligations was $21,523 and income tax paid was $14,696 (net of refunds received).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2025 (Unaudited)		For the Fiscal Year Ended November 30,
			2024	2023		2022
Per Share of Common Stock(1)
Net asset value, beginning of period	$15.03		$10.51	$10.64		$8.91
Net investment income (loss)(2)	0.06		0.08	0.12		0.07
Net realized and unrealized gain (loss)	(0.55)		5.42	0.59		2.44
Total income (loss) from operations	(0.49)		5.50	0.71		2.51
Common dividends(3)	(0.56)		(0.98)	(0.83)		(0.78)
Common distributions — return of capital(3)	(0.16)		—	—		—
Total dividends and distributions — common	(0.72)		(0.98)	(0.83)		(0.78)
Offering expenses associated with the issuance of common stock	—		—	(0.01	)(4)	—
Effect of issuance of common stock	—		—	—		—
Effect of shares issued in reinvestment of dividends and distributions	—		—	—		—
Total capital stock transactions	—		—	—		—
Net asset value, end of period	$13.82		$15.03	$10.51		$10.64
Market value per share of common stock, end of period	$12.53		$13.68	$8.57		$9.04
Total investment return based on common stock market value(5)	(3.1	)%(6)	75.4%	4.3%		27.2%
Total investment return based on net asset value(7)	(2.7	)%(6)	57.1%	8.7%		30.5%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,337,495		$2,541,487	$1,777,558		$1,448,022
Ratio of expenses to average net assets
Management fees (net of fee waiver)	1.8%		1.9%	1.9%		2.0%
Other expenses	0.2		0.2	0.2		0.2
Subtotal	2.0		2.1	2.1		2.2
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3		1.4	1.5		1.2
Income tax expense(9)	—	%(6)	12.5%	1.9		6.1
Total expenses	3.3%		16.0%	5.5%		9.5%
Ratio of net investment income (loss) to average net assets(2)	0.6%		0.6%	1.2%		0.7%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(3.4	)%(6)	46.7%	8.0%		24.1%
Portfolio turnover rate	16.8	%(6)	51.7%	48.8%		28.2%
Average net assets	$2,397,403		$1,992,389	$1,399,694		$1,344,102
Notes outstanding, end of period(10)	$350,000		$409,654	$286,679		$260,789
Borrowings under credit facilities, end of period(10)	$50,000		$68,000	$9,000		$—
Term loan outstanding, end of period(10)	$—		$—	$50,000		$50,000
Mandatory redeemable preferred stock, end of period(10)	$153,603		$153,603	$153,094		$111,603
Average shares of common stock outstanding	169,126,038		169,126,038	137,758,656		133,664,106
Asset coverage of total debt(11)	722.8%		664.2%	658.5%		601.8%
Asset coverage of total leverage (debt and preferred stock)(12)	522.2%		502.6%	456.4%		442.8%
Average amount of borrowings per share of common stock during the period(1)	$2.59		$2.39	$2.30		$2.79

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2021	2020	2019	2018
Per Share of Common Stock(1)
Net asset value, beginning of period	$6.90	$13.89	$16.37	$15.90
Net investment income (loss)(2)	(0.08)	(0.34)	(0.26)	(0.45)
Net realized and unrealized gain (loss)	2.74	(5.87)	(0.75)	2.74
Total income (loss) from operations	2.66	(6.21)	(1.01)	2.29
Common dividends(3)	—	—	—	(1.80)
Common distributions — return of capital(3)	(0.65)	(0.78)	(1.47)	—
Total dividends and distributions — common	(0.65)	(0.78)	(1.47)	(1.80)
Offering expenses associated with the issuance of common stock	—	—	—	(0.01	)(13)
Effect of issuance of common stock	—	—	—	—
Effect of shares issued in reinvestment of dividends and distributions	—	—	—	(0.01)
Total capital stock transactions	—	—	—	(0.02)
Net asset value, end of period	$8.91	$6.90	$13.89	$16.37
Market value per share of common stock, end of period	$7.77	$5.89	$12.55	$15.85
Total investment return based on common stock market value(5)	44.0%	(47.3)%	(12.4)%	14.8%
Total investment return based on net asset value(7)	41.0%	(44.3)%	(6.1)%	14.2%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,126,479	$872,914	$1,755,216	$2,066,269
Ratio of expenses to average net assets
Management fees (net of fee waiver)	1.8%	2.3%	2.3%	2.3%
Other expenses	0.3	0.3	0.1	0.2
Subtotal	2.1	2.6	2.4	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3	3.6	2.1	1.9
Income tax expense(9)	5.1	—	—	—
Total expenses	8.5%	6.2%	4.5%	4.4%
Ratio of net investment income (loss) to average net assets(2)	(0.9)%	(4.0)%	(1.6)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	31.4%	(73.8)%	(6.3)%	10.8%
Portfolio turnover rate	50.8%	22.3%	22.0%	25.8%
Average net assets	$1,068,396	$1,063,404	$2,032,591	$2,127,407
Notes outstanding, end of period(10)	$209,686	$173,260	$596,000	$716,000
Borrowings under credit facilities, end of period(10)	$63,000	$62,000	$35,000	$39,000
Term loan outstanding, end of period(10)	$50,000	$—	$60,000	$60,000
Mandatory redeemable preferred stock, end of period(10)	$101,670	$136,633	$317,000	$317,000
Average shares of common stock outstanding	126,447,554	126,420,698	126,326,087	118,725,060
Asset coverage of total debt(11)	480.6%	529.1%	399.9%	392.4%
Asset coverage of total leverage (debt and preferred stock)(12)	365.5%	334.7%	274.1%	282.5%
Average amount of borrowings per share of common stock during the period(1)	$2.43	$2.88	$6.09	$6.52

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.18	$19.20	$36.71
Net investment income (loss)(2)	(0.45)	(0.61)	(0.53)
Net realized and unrealized gain (loss)	(0.92)	2.80	(14.39)
Total income (loss) from operations	(1.37)	2.19	(14.92)
Common dividends(3)	(0.53)	—	(2.15)
Common distributions — return of capital(3)	(1.37)	(2.20)	(0.48)
Total dividends and distributions — common	(1.90)	(2.20)	(2.63)
Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	—	—	0.03
Effect of shares issued in reinvestment of dividends and distributions	(0.01)	(0.01)	0.01
Total capital stock transactions	(0.01)	(0.01)	0.04
Net asset value, end of period	$15.90	$19.18	$19.20
Market value per share of common stock, end of period	$15.32	$19.72	$18.23
Total investment return based on common stock market value(5)	(13.8)%	24.1%	(47.7)%
Total investment return based on net asset value(7)	(8.0)%	14.6%	(42.8)%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,826,173	$2,180,781	$2,141,602
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%	2.5%	2.6%
Other expenses	0.1	0.2	0.1
Subtotal	2.6	2.7	2.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0	2.8	2.4
Income tax expense(9)	—	7.9	—
Total expenses	4.6%	13.4%	5.1%
Ratio of net investment income (loss) to average net assets(2)	(2.4)%	(3.4)%	(1.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(7.5)%	12.5%	(51.7)%
Portfolio turnover rate	17.6%	14.5%	17.1%
Average net assets	$2,128,965	$2,031,206	$3,195,445
Notes outstanding, end of period(10)	$747,000	$767,000	$1,031,000
Borrowings under credit facilities, end of period(10)	$—	$43,000	$—
Term loan outstanding, end of period(10)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$292,000	$300,000	$464,000
Average shares of common stock outstanding	114,292,056	112,967,480	110,809,350
Asset coverage of total debt(11)	383.6%	406.3%	352.7%
Asset coverage of total leverage (debt and preferred stock)(12)	275.8%	296.5%	243.3%
Average amount of borrowings per share of common stock during the period(1)	$7.03	$7.06	$11.95

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

____________

(1)       Based on average shares of common stock outstanding.

(2)       Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)       The characterization of the distributions paid for the nine months ended August 31, 2025, is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from this preliminary estimate. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)       Represents offering costs incurred in connection with the merger of Kayne Anderson NextGen Energy & Infrastructure, Inc.

(5)       Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)       Not annualized.

(7)      Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)       Unless otherwise noted, ratios are annualized.

(9)      For the nine months ended August 31, 2025, and the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $32,182 (1.3% of average net assets) $190,326 (17.9% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(10)    Principal/liquidation value.

(11)    Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(12)    Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

(13)    Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

1.      Organization

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to shareholders. The Company intends to achieve this objective by investing at least 80% of its total assets in the securities of Energy Infrastructure Companies. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.” For more information about the Company’s investment objective, policies and principal risks, see Investment Objective, Policies and Risks in the Company’s most recently filed annual report.

2.      Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Pursuant to Rule 2a-5, the Company’s Board of Directors (the “Board”) has designated KA Fund Advisors, LLC (“KAFA”), the Company’s investment adviser, as the “Valuation Designee” to perform fair value determinations of the Company’s portfolio holdings, subject to oversight by and periodic reporting to the Board. The Valuation Designee determines the fair value of the Company’s portfolio holdings in accordance with the Company’s valuation program, as adopted by the Board.

Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as Level 2 securities for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date.

Unless otherwise determined by the Valuation Designee, the following valuation process is used for such securities:

•   Valuation Designee.    The applicable investments are valued monthly by KAFA, as the Valuation Designee, with new investments valued at the time such investment was made. The applicable investments are valued by senior professionals of KAFA who comprise KAFA’s valuation committee. KAFA will specify the titles of the persons responsible for determining the fair value of Company investments, including by specifying the particular functions for which they are responsible, and will reasonably segregate fair value determinations from the portfolio management of the Company such that the portfolio manager(s) may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to portfolio investments.

•   Valuation Firm.    Quarterly, a third-party valuation firm engaged by KAFA reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of the Company’s total assets.

At August 31, 2025, the Company held 2.8% of its net assets applicable to common stockholders (2.0 % of total assets) in securities that were fair valued pursuant to these procedures (Level 3 securities). The aggregate fair value of these securities at August 31, 2025, was $64,728. See Note 3 — Fair Value and Note 7 — Restricted Securities.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

E. Security Transactions — Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of dividends and distributions received from investments based on historical information available and other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and/or net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions for the Company’s investments are limited to the total amount of the cash distributions received from such investments. If the distributions received by the Company exceed its cost basis (i.e., its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

	For the Three Months Ended August 31, 2025	For the Nine Months Ended August 31, 2025
Dividends and distributions (before foreign taxes withheld of $785 and $2,274, respectively, and excluding distributions in excess of cost basis)	$39,838	$121,579
Dividends and distributions — % return of capital	38%	42%
Return of capital — attributable to net realized gains (losses)	$1,533	$3,422
Return of capital — attributable to net change in unrealized gains (losses)	13,738	47,060
Total return of capital	$15,271	$50,482

For the nine months ended August 31, 2025, the Company estimated the return of capital portion of dividends and distributions received to be $52,155 (43%). During the nine months ended August 31, 2025, the Company decreased its return of capital estimate for the year by $1,673 due to 2024 tax reporting information received by the Company in fiscal 2025. As a result, the return of capital percentage for the nine months ended August 31, 2025 was 42%. In addition, for the nine months ended August 31, 2025, the Company estimated the cash distributions received that were in excess of cost basis to be $2,037. Distributions in excess of cost basis for the nine months ended August 31, 2025 were increased by $60 due to 2024 tax reporting information received by the Company in fiscal 2025.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued.

To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the nine months ended August 31, 2025, the Company did not receive any paid-in-kind dividends or non-cash distributions.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and may differ substantially from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The Company may rely to some extent on information provided by portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to the units/shares of such companies held in the portfolio and to estimate the associated current and/or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2020 remain open and subject to examination by federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations and will do so in conformity with Rule 18f-4 under the 1940 Act.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be. The Company is liable for any interest, dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short).

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its notes and preferred stock as a deduction from the carrying value on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

P. Segment Reporting — The Company has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The Company operates as a single operating segment. Subject to the oversight of the Company’s Board of Directors, KAFA, the Company’s investment adviser, serves as the Chief Operating Decision Maker (CODM), assessing performance and making decisions about resource allocation for the Company. The CODM monitors the Company’s operating results as a whole, and asset allocation is determined in accordance with the Company’s investment objective and policies. The financial information provided to and reviewed by the CODM is consistent with that presented in the Company’s financial statements. The adoption of this standard impacted only the Company’s financial statement notes disclosures and did not affect the Company’s financial position or results of operations.

3.      Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•   Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

•   Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•   Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2025, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,213,980	$3,149,252	$—	$64,728
Debt investments	9,098	—	9,098	—
Short-term investments	8,908	8,908	—	—
Total investments at fair value	$3,231,986	$3,158,160	$9,098	$64,728

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at August 31, 2025.

As of August 31, 2025, the Company had Notes outstanding with an aggregate principal amount of $350,000 and 6,144,117 of MRP Shares outstanding with a total liquidation value of $153,603. See Note 11 — Notes and Note 12 — Preferred Stock.

All of the Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. The Company determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2025, the estimated fair values of these leverage instruments are as follows:

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series PP, RR, SS and UU through ZZ)	$350,000	$355,000
MRP Shares (Series R, S, T, W and X)	$153,603	$149,900

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2025.

Three Months Ended August 31, 2025	Equity Investments
Balance — May 31, 2025	$109,639
Purchases	—
Sales	(48,455)
Transfers out to Level 1 and 2	—
Realized gains (losses)	20,974
Change in unrealized gains (losses), net	(17,430)
Balance — August 31, 2025	$64,728

Net change in unrealized gain (loss) of investments still held at August 31, 2025	$(911)
Nine Months Ended August 31, 2025	Equity Investments
Balance — November 30, 2024	$190,513
Purchases	22,142
Sales	(48,455)
Transfers out to Level 1 and 2	(116,513)
Realized gains (losses)	20,974
Change in unrealized gains (losses), net	(3,933)
Balance — August 31, 2025	$64,728

Net change in unrealized gain (loss) of investments still held at August 31, 2025	$(4,336)

The purchase of $22,142 for the nine months ended August 31, 2025, relates to the Company’s investment in Ironwood Midstream Energy Partners III LLC (“IMEP III”) Series A Units and Series B Units, made during the second quarter of fiscal 2025. The sales of $48,455 and realized gains of $20,974, for the three and nine months ended August 31, 2025, relates to the Company’s investment in Streamline Innovations Holdings, Inc. Series C Preferred Shares, sold during the third quarter of fiscal 2025. For the nine months ended August 31, 2025, the $116,513 of transfers out relate to the Company’s investment in convertible preferred units of MPLX LP (“MPLX”). The convertible preferred units were converted into MPLX common units on February 11, 2025. The Company utilizes the beginning of the reporting period method for determining transfers between levels. The $17,430 and $3,933 of net unrealized losses for the three and nine months ended August 31, 2025, respectively, relates to investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

IMEP III is a privately-held operating company organized to acquire, build, own, and operate midstream assets. IMEP III is required to distribute all available cash through quarterly distributions, subject to debt covenants and necessary operating reserves. The Company holds Series A voting units (“IMEP III Series A Units”) and Series B non-voting units (“IMEP III Series B Units”). The IMEP III Series A and Series B Units rank pari passu with respect to priority of distributions and liquidation preference and are senior to all other

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

classes of equity. Other classes of equity participate in distributions only after the IMEP III Series A and Series B Units have received cash distributions sufficient for IMEP Series A and Series B investors to realize certain yield and return thresholds.

The Company uses a discounted cash flow model to value the IMEP III Series A and Series B Units under four different operating scenarios. The Company then calculates a probability weighted value based on the various scenarios to determine the value of the IMEP III Series A and Series B Units.

Sentinel Midstream Highline JV Holdings LLC (“Sentinel Midstream”) is a privately-held company that operates energy infrastructure assets near the Texas and Louisiana Gulf Coast which are referred to as Enercoast Energy Infrastructure (“EEI”). The Company is the owner of Series A-2 units which represent a membership interest in Sentinel Midstream (“Sentinel-EEI Series A-2 Units”). The Sentinel-EEI Series A-2 Units are pari passu with Series A-1 and Series A-3 Units (together, “Series A Units”). The Series A Units are senior to other classes of common equity in terms of liquidation preference and priority of distributions. Other classes of common equity participate in distributions only after the Series A Units have received cash distributions sufficient for Series A investors to realize a 10% annualized return (IRR).

As part of the process to determine the fair value of the Sentinel-EEI Series A-2 Units, KAFA utilizes two valuation methodologies. One of the methodologies is based on publicly-traded enterprise value to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) multiples for comparable companies and the second is based on a discounted cash flow model. A range of per share values is derived from these two methodologies. A per share value within the resulting range is then selected as the fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of August 31, 2025:

Quantitative Table for Valuation Techniques

Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Range		Average
				Low	High
IMEP III Series A Units	453	- Discounted cash flow analysis	- Discount rate	19.5%	19.5%	19.5%
IMEP III Series B Units	20,025	- Discounted cash flow analysis	- Discount rate	19.5%	19.5%	19.5%
Sentinel-EEI Series A-2 Units	44,250	- EV/EBITDA multiples	- 2025 EV/EBITDA multiples	8.3x	9.3x	8.8x
			- 2026 EV/EBITDA multiples	7.8x	8.8x	8.3x
			- Illiquidity discount	15%	15%	15%
		- Discounted cash flow analysis	- Discount rate	17.7%	17.7%	17.7%
Total	$64,728

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

4.      Risk Considerations

The Company’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Company than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Company also invests in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

At August 31, 2025, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Equity securities(1)	99.7%
Energy Companies	97.8%
Energy Infrastructure Companies	97.0%
Largest single issuer	10.7%
Restricted securities	2.0%
Debt securities	0.3%

____________

(1)     Includes common and preferred equity

For more information about the principal risks of investing in the Company, see Investment Objective, Policies and Risks in the Company’s most recently filed annual report.

5.      Agreements and Affiliations

A. Administration Agreement — On February 1, 2022, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company.

Upon completion of KYN’s merger with Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”), KAFA and the Company entered into an amended fee waiver agreement (the “Tier Waiver”) with KYN to reduce the asset levels at which the fee waivers take effect under the Tier Waiver. The breakpoints under the Tier Waiver were reset at the time of the merger such that the Company pays a management

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

fee of 1.375% on average total assets up to $2,282,690 (which was the pro forma amount of KYN and KMF total assets for purposes of calculating the management fee as of the closing of the merger); 1.250% on average total assets in excess of this amount and up to $4,000,000; 1.125% on average total assets between $4,000,000 and $6,000,000; and 1.000% on average total assets greater than $6,000,000. These tiered fee waivers result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. The Tier Waiver has an initial 3-year term and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”).

In addition to the Tier Waiver, KAFA also agreed to waive an additional amount of management fees (based on KYN and KMF assets at the closing of the merger) (the “Merger Waiver”) such that pro forma management fees payable to KAFA would be equal to the aggregate management fee payable if KYN and KMF had remained standalone companies. The Merger Waiver has a term of three years from the closing of the merger (so long as KAFA remains the investment advisor to KYN) and was calculated to be $606 per year based on KYN and KMF’s assets under management at the closing of the merger. Any amount waived by KAFA pursuant to the Tier Waiver and/or Merger Waiver may not be recouped.

The investment management agreement has a current term through April 30, 2026 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Independent Directors). For the nine months ended August 31, 2025, the Company paid management fees at an annual rate of 1.317% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee, the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company would be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Ironwood Midstream Energy Partners III LLC — IMEP III is a privately-held midstream operating company managed under the direction of its Board of Directors (“IMEP III Board”) pursuant to the IMEP III LLC Agreement (“IMEP III LLCA”). The IMEP III Board is comprised of five members: three designated by IMEP III management and two designated by the Company. James C. Baker, Jr., Chairman, President and Chief Executive Officer of the Company, and Ron M. Logan, Jr., Executive Vice President of the Company, serve as the Company’s appointed directors to the IMEP III Board.

The Company’s investment in IMEP III includes both voting and non-voting equity interests, with its ownership of the IMEP III Series A Units representing 49% of the voting interests of IMEP III. In addition to its ownership of the voting securities of IMEP III, the Company possesses certain minority protective rights under the IMEP III LLCA, which require its consent before IMEP III may undertake specified corporate actions. Pursuant to the IMEP III Series A and Series B Unit Purchase Agreement (“IMEP III UPA”), the

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

Company has committed to fund approximately $127,000 in additional capital to IMEP III. Any capital called pursuant to the IMEP III UPA must be authorized by the IMEP III Board and also requires the Company’s prior written consent under its minority protective rights. This commitment is not included in the net assets of the Company as of August 31, 2025.

As the Company owns more than 25% of IMEP III’s voting securities, IMEP III is considered a control affiliate of the Company for financial reporting purposes under the 1940 Act.

Sentinel Midstream Highline JV Holdings LLC — Pursuant to the terms of the Sentinel-EEI Series A-2 Units, Kayne Anderson has the right to designate one director of Sentinel Midstream for so long as Kayne Anderson and its affiliates continue to beneficially own at least 70% of its initial investment and at least 10% of the outstanding Series A units. Mr. Logan serves as the Kayne Anderson appointed director of Sentinel Midstream. The Company believes it is an affiliate of Sentinel Midstream under the 1940 Act by virtue of the Company’s ownership interest in Sentinel Midstream and Kayne Anderson’s director designation right.

Streamline Innovations Holdings, Inc. — Prior to the disposition of its investment during the third quarter of fiscal 2025, the Company held Series C Preferred Shares of Streamline Innovations Holdings, Inc. (“Streamline”). Pursuant to the terms of the Streamline Series C Preferred Shares, Kayne Anderson had the right to designate one director of Streamline for so long as Kayne Anderson and its affiliates beneficially owned at least 50% of the outstanding Series C Preferred Shares. Mr. Logan served as the Kayne Anderson appointed director of Streamline. As a result of this ownership interest and director designation right, the Company considered Streamline to be an affiliate under the 1940 Act during the period it held the investment. This affiliate relationship ceased upon the full disposition of the investment during the third quarter of fiscal 2025.

The following table summarizes the Company’s investments in affiliates as of and for the three and nine months ended August 31, 2025:

Investment(1)	No. of Shares/ Units (in 000’s)(2)		Value At 8/31/2025	Gross Additions/ Reductions for the Nine Months Ended 8/31/2025		Dividends/ Distributions Received		Net Realized Gains (Losses)		Net Change in Unrealized Gains (Losses)
	11/30/2024	8/31/2025		Additions	Reductions	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
Control Affiliates
IMEP III Series A Units	—	5	$453	$490	$—	$—	$—	$—	$—	$(37)	$(37)
IMEP III Series B Units	—	216	20,025	21,652	—	—	—	—	—	(1,624)	(1,627)
Total Control Affiliates			$20,478	$22,142	$—	$—	$—	$—	$—	$(1,661)	$(1,664)

Non-Control Affiliates
Sentinel-EEI Series A-2 Units	1,500	1,500	$44,250	$—	$—	$935	$3,488	$—	$—	$(1,443)	$5,593
Streamline Series C Preferred Shares	5,500	—	—	—	(48,455)	—	—	20,974	20,974	(16,520)	(8,270)
Total Non-Control Affiliates			$44,250	$—	$(48,455)	$935	$3,488	$20,974	$20,974	$(17,963)	$(2,677)
Total Affiliates			$64,728	$22,142	$(48,455)	$935	$3,488	$20,974	$20,974	$(19,624)	$(4,341)

____________

(1)     See Schedule of Investments for investment classifications.

(2)     During the nine months ended August 31, 2025, the Company purchased 5 IMEP III Series A Units and 216 IMEP III Series B Units. During the three and nine months ended August 31, 2025, the Company sold 5,500 of Streamline Series C preferred shares. There were no other purchases or sales of affiliates during the three and nine months ended August 31, 2025.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

6.      Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

As of August 31, 2025, the components of the Company’s deferred tax assets and liabilities are as follows:

Current tax payable, net	$(21,520)

Deferred tax assets:
Capital loss carryforward — Federal	$9,714
Capital loss carryforward — State	648
Net operating loss carryforward — Federal	976
Net operating loss carryforward — State	378
Valuation allowance	(10,592)

Deferred tax liabilities:
Net unrealized gains on investment securities	(296,142)
Total deferred income tax asset (liability), net	$(295,018)

During the nine months ended August 31, 2025, the Company made $14,696 of tax payments (net of refunds received).

As of August 31, 2025, the Company had a net current income tax payable of $21,520, which was comprised of a net state tax liability of $1,134 and a net federal tax liability of $20,386.

As of August 31, 2025, the Company had capital loss carryforwards of $46,760 (federal and state deferred tax asset of $9,714 and $648, respectively). Realization of capital loss carryforwards is dependent on generating sufficient capital gains prior to their expiration. These capital loss carryforwards are associated with KYN’s merger with KMF (as described below) and will expire if not used by fiscal 2028.

As of August 31, 2025, the Company had a federal net operating loss carryforward of $4,647 (subject to the FMO Section 382 limitation described below; federal and state deferred tax asset of $976 and $378, respectively). This net operating loss can be carried forward indefinitely.

On March 4, 2022, the Company completed its merger with Fiduciary/Claymore Energy Infrastructure Fund (“FMO”). The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the “Code”). Upon completion of the merger, the Company acquired all of the tax attributes of FMO, including $6,310 of net operating losses. These net operating losses are subject to limitations as set forth in Section 382 of the Code which limit the amount of losses than can be utilized after a change in ownership. The annual FMO Section 382 limitation is $1,663. For the nine months ended August 31, 2025, the Company estimates it has realized sufficient taxable income to utilize $1,663 of acquired FMO net operating losses.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

On November 13, 2023, KYN completed its merger with KMF. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Upon completion of the merger, the Company acquired all pre-merger KMF losses, including $355,751 of capital losses (subject to a five year carryforward period which expires in fiscal 2028). All pre-merger losses acquired from KMF, including the capital losses, are subject to limitations as set forth in Section 382 of the Code which limit the amount of losses that can be utilized after a change in ownership. The annual KMF Section 382 limitation is $15,587 per year. In addition, limitations under Section 384 of the Code further limit any losses acquired for a period of five years following the merger such that pre-merger losses of KMF may not be utilized to offset pre-merger gains of KYN (nor could pre-merger gains of KMF be offset against pre-merger losses of KYN).

As a result of limitations on these losses post-merger, the Company has written off the deferred tax asset associated with capital losses that exceed the portion of losses that will become available through the annual KMF Section 382 limitation (prior to the statutory expiration of the capital loss carryforward period). Following the merger, $78,670 of capital losses became available to the Company subject to the limitations described. Capital loss carryforwards acquired through the merger with KMF will expire if not utilized by fiscal year 2028.

For the nine months ended August 31, 2025, the Company estimates it has realized sufficient post-merger gains to utilize $15,587 of acquired pre-merger KMF capital losses. As a result, the Company has reduced the valuation allowance previously established for these losses.

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the time period over which these deferred tax assets can be utilized.

As of August 31, 2025, the Company has determined that it is not more likely than not that all of its deferred tax assets would be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance of $10,592 has been established, primarily related to the remaining losses acquired in the merger with KMF.

The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a further valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment income (loss) and realized and unrealized gains (losses) on investments before taxes as follows:

For the Nine Months Ended August 31, 2025
Computed federal income tax expense (benefit) at 21%	$(24,025)
Foreign tax credit	(2,274)
State income tax expense (benefit), net of federal tax	(679)
dividend received deduction, non-deductible distributions on MRP Shares and other, net	(1,803)
Decrease in valuation allowance – Federal	(3,273)
Decrease in valuation allowance – State	(128)
Total income tax expense (benefit)	$(32,182)

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

As a limited partner of MLPs, the Company includes its allocable share of such MLP’s income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the nine months ended August 31, 2025, the Company increased its tax cost basis by approximately $34,207 due to 2024 net allocated income (after considering Section 163(j) limitations on the deduction for business interest expense) from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

As of August 31, 2025, the cost basis of investments for federal income tax purposes was $1,874,054. The cost basis for federal income tax purposes is $454,191 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the cumulative allocated losses from its MLP investments. At August 31, 2025, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$1,373,361
Gross unrealized depreciation of investments (including options, if any)	(15,429)
Net unrealized appreciation of investments before foreign currency related translations	1,357,932
Unrealized appreciation on foreign currency related translations	9
Net unrealized appreciation of investments	$1,357,941

Distributions in the amount of $6,411 paid to holders of MRP Shares and $165,744 paid to common stockholders for the fiscal year ended November 30, 2024, were characterized as dividends (eligible to be treated as qualified dividend income). These characterizations are based on the Company’s earnings and profits.

7.      Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments may have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

At August 31, 2025, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Equity Investments
IMEP III Series A Units	3/14/25	(2)	5	$490	$453	$92.50	0.0%	0.0%
IMEP III Series B Units	3/14/25	(2)	216	21,652	20,025	92.50	0.9	0.6
Sentinel-EEI Series A-2 Units	11/30/23	(2)	1,500	27,764	44,250	29.50	1.9	1.4
Total				$49,906	$64,728		2.8%	2.0%

____________

(1)     Securities are valued using significant unobservable inputs (Level 3) as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)     Unregistered or restricted security of a private company.

8.      Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — For the nine months ended August 31, 2025, the Company did not have any option contracts outstanding.

Interest Rate Swap Contracts — For the nine months ended August 31, 2025, the Company did not have any interest rate swap contracts outstanding.

As of and for the three months ended August 31, 2025, the Company held no derivative instruments. The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Nine Months Ended August 31, 2025
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Securities sold short	Securities sold short	$ 674	$ —

9.      Investment Transactions

For the nine months ended August 31, 2025, the Company purchased and sold securities in the amounts of $557,232 and $689,142, respectively (excluding short-term investments and securities sold short, if any).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

10.   Credit Facility

As of August 31, 2025, the Company had a $175,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 19, 2026. The interest rate on outstanding borrowings under the Credit Facility may vary between SOFR plus 1.40% and SOFR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the nine months ended August 31, 2025, the average amount of borrowings outstanding under the Company’s credit facilities was $45,566 average interest rate of 5.85%. As of August 31, 2025, the Company had $50,000 of borrowings outstanding under the Credit Facility at a weighted average interest rate of 5.73%.

As of August 31, 2025, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.   Notes

At August 31, 2025, the Company had $350,000 aggregate principal amount of Notes outstanding. The table below sets forth a summary of the redemptions and key terms of each series of Notes outstanding during the nine months ended August 31, 2025.

Series	Principal Outstanding November 30, 2024	Principal Redeemed	Principal Outstanding August 31, 2025	Unamortized Issuance Costs	Estimated Fair Value August 31, 2025	Fixed/Floating Interest Rate	Maturity
GG	$21,419	$(21,419)	$—	$—	$—	3.67%	4/16/25
PP	50,000	—	50,000	69	50,700	3-month SOFR + 151bps	6/19/26
QQ	20,000	(20,000)	—	—	—	1.81%	6/19/25
RR	45,000	—	45,000	258	44,500	4.57%	5/18/32
SS	45,000	—	45,000	280	43,700	4.67%	8/2/34
TT	18,235	(18,235)	—	—	—	3.82%	8/8/25
UU	40,000	—	40,000	290	40,500	5.18%	3/29/33
VV	25,000	—	25,000	252	26,200	5.79%	1/10/34
WW	35,000	—	35,000	253	36,700	5.65%	5/22/31
XX	40,000	—	40,000	309	41,800	5.79%	5/22/34
YY	30,000	—	30,000	278	30,600	5.19%	9/18/31
ZZ	40,000	—	40,000	394	40,300	5.45%	9/18/36
	$409,654	$(59,654)	$350,000	$2,383	$355,000

Holders of the fixed rate Series RR and SS Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. Holders of the fixed rate Series UU through ZZ Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of August 31, 2025, the weighted average interest rate on the outstanding Notes was 5.32%.

As of August 31, 2025, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At August 31, 2025, the Company was in compliance with all covenants under the Notes agreements.

12.   Preferred Stock

At August 31, 2025, the Company had 6,144,117 shares of MRP Shares outstanding, with a total liquidation value of $153,603 ($25.00 per share liquidation value). The table below sets forth a summary of the key terms of each series of MRP Shares outstanding at August 31, 2025.

Series	Liquidation Value August 31, 2025	Unamortized Issuance Costs	Estimated Fair Value August 31, 2025	Fixed/Floating Dividend Rate	Mandatory Redemption Date
R	$41,828	$126	$40,900	3.38%	2/11/27
S	49,775	412	47,000	3.60%	2/11/30
T	20,000	253	19,700	5.07%	8/2/32
W	12,000	49	11,700	2.44%	9/1/26
X	30,000	263	30,600	5.49%	9/18/29
	$153,603	$1,103	$149,900

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (the last day of February, May 31, August 31 and November 30).

As of August 31, 2025, each series of MRP Shares was rated “A+” by KBRA. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make a dividend or certain other payments.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At August 31, 2025, the Company was in compliance with the asset coverage requirement of its MRP Shares.

13.   Common Stock

As of August 31, 2025, the Company had 193,855,883 shares of common stock authorized and 169,126,038 shares outstanding. As of August 31, 2025, Kayne Anderson Capital Advisors, L.P. (“KACALP”) owned 808,748 shares of the Company.

During the nine months ended August 31, 2025 and the fiscal year ended November 30, 2024, there were no common stock transactions.

14.   Subsequent Events

On September 2, 2025, the Company declared a monthly distribution of $0.08 per common share which was subsequently paid on September 30, 2025. Of the total distribution of $13,530, pursuant to the Company’s dividend reinvestment plan, $851 was reinvested into the Company through open market purchases of common stock.

On October 1, 2025, the Company declared a monthly distribution of $0.08 per common share payable October 31, 2025. On the same date, the Company redeemed all $50,000 of its Series PP Notes at par plus accumulated interest through the date of redemption.

On October 15, 2025, the Company issued $100,000 of privately placed Notes. The Notes issuance was comprised of two series: (1) $60,000 of Series AAA Notes with a 4.43% fixed rate due on October 16, 2028 and (2) $40,000 of Series BBB Notes with a 4.60% fixed rate due on October 15, 2030. Net proceeds were used to refinance existing leverage and for general corporate purposes.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy and Power Services Companies” means companies that provide technical, operational, engineering, technological, logistical, consulting, or other services to Energy and Energy Infrastructure Companies. These companies typically do not own Energy Infrastructure Assets, but instead support the broader energy and power ecosystems through specialized services. Their offerings may include construction management, maintenance, environmental compliance, system integration, software and digital solutions, and other support functions critical to the development and operation of energy and power systems. Their services and technologies may also support grid modernization, energy efficiency initiatives, automation, data analytics, and other essential solutions supporting energy and power infrastructure operations.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, and (b) Power Infrastructure Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in (a) transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities or (b) the capture, transportation or sequestration of carbon dioxide.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Power Infrastructure Companies” means companies involved in the development, ownership, operation, or management of assets essential to the generation, transmission, distribution, storage, or consumption of electrical power. This category includes Utility Companies and Renewable Infrastructure Companies, as well as independent power producers, transmission and distribution network operators and energy storage providers. Power Infrastructure Companies may utilize energy from a broad range of sources, including conventional (e.g., coal, natural gas, nuclear) and renewable (e.g., solar, wind, hydroelectric, geothermal, biomass) resources.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity, steam, natural gas or transportation fuels, from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and organic waste.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

James C. Baker, Jr.	Chairman of the Board of Directors, President and Chief Executive Officer
William H. Shea, Jr.	Lead Independent Director
William R. Cordes	Director
Holli C. Ladhani	Director
Michael N. Mears	Director
Barry R. Pearl	Director
Carita S. Walker	Director
Harrison J. Little	Executive Vice President
A. Colby Parker	Chief Financial Officer and Treasurer
Ron M. Logan, Jr.	Executive Vice President
Michael J. O’Neil	Executive Vice President and Secretary
Gordon H. Hamilton	Vice President
Adriana I. Jimenez	Vice President
Mark V. Mangilit	Chief Compliance Officer
Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 2200 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
2121 Avenue of the Stars, 9th Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar Equiniti Trust Company, LLC 48 Wall Street, Floor 23 New York, NY 10005 (888) 888-0317
Custodian U.S. Bank, N.A 1555 Rivercenter Drive Milwaukee, WI 53212	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017
Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.